SEI INSTITUTIONAL INVESTMENTS TRUST

High Yield Bond Fund

Supplement Dated March 23, 2007
to the Class A Shares Prospectus Dated September 30, 2006

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for the High Yield Bond Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the High Yield Bond Fund. In the sub-section entitled "High Yield Bond Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Metropolitan West Asset Management LLC is hereby deleted and replaced with the following:

Ares Management LLC: Ares Management LLC (Ares), located at 1999 Avenue of the Stars, Suite 1900, Los Angeles, CA 90067, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to Ares. The team consists of Seth Brufsky, Americo Cascella and David Sachs. Mr. Brufsky joined Ares in March 1998 as a Lead Portfolio Manager. Mr. Cascella joined Ares in August 1998 as a Senior Investment Analyst, and became a co-Portfolio Manager in 2005. Mr. Brufsky and Mr. Cascella have over 16 years and 10 years, respectively, of experience with the leveraged finance asset class. Mr. Sachs, co-Chairman of the Ares capital markets group investment committee, joined Ares as a founding partner in 1997 and has over 25 years of experience in leveraged finance and managing structured funds.

There are no other changes to the sub-advisers of the High Yield Bond Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-441 (3/07)

SEI INSTITUTIONAL INVESTMENTS TRUST

High Yield Bond Fund

Supplement Dated March 23, 2007
to the Statement of Additional Information ("SAI") Dated September 30, 2006

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Adviser for the High Yield Bond Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the High Yield Bond Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the paragraph relating to Metropolitan West Asset Management LLC is hereby deleted and replaced with the following:

ARES MANAGEMENT LLC—Ares Management LLC ("Ares") serves as a sub-adviser to a  portion of the assets of the High Yield Bond Fund. Ares, a Delaware limited liability company, was  founded in 1997 and is privately held. All of the equity interests in Ares are held indirectly by senior   partners of the firm, all of whom are actively involved in Ares' investment activities.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the following text is hereby added:

Ares

Compensation.  SIMC pays Ares a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between Ares and SIMC. Ares pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended February 28, 2007.

David Sachs and Seth Brufsky, the senior portfolio managers of the capital markets group, are also owners of Ares Management. As such, they receive their proportionate share of income that is distributed to the parent company annually. Americo Cascella's performance is reviewed by Mr. Sachs and Mr. Brufsky, and his compensation, as well as that of other investment professionals, is determined pursuant to an annual review in December. Investment professional reviews focus primarily on credit analysis and communication, including new recommendations, quarterly updates, contributions to industry strategy and relative value assessments. The investment professional's recommendations are also compared to the performance of the underlying portfolio securities for which they are responsible. While compensation varies across the firm depending on the experience level and responsibility, investment professionals' compensation is comprised of a fixed base salary as well as an annual bonus. Also, the portfolio managers and certain senior investment professionals participate in a co-investment program, investing their own money into the various fund vehicles, which effectively ties their compensation to their performance as well as the performance of those funds.

Ownership of Fund Shares.  As of February 28, 2007, Ares' portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts.  As of February 28, 2007, in addition to the High Yield Bond Fund, Ares' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts	Total Assets
Ares Management Team (David Sachs, Seth Brufsky and Americo Cascella)	—	—	15	*	$6,500,000,000	5	$1,400,000,000

*  13 of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest.  Ares' portfolio managers' management of other accounts (collectively, the "Other Accounts") may give rise to potential conflicts of interest in connection with their management of the High Yield Bond Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the High Yield Bond Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the High Yield Bond Fund. Ares does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, Ares believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Ares' portfolio managers' day-to-day management of the High Yield Bond Fund. Because of their positions with the High Yield Bond Fund, the portfolio managers know the size, timing and possible market impact of High Yield Bond Fund trades. It is theoretically possible that Ares' portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the High Yield Bond Fund. However, Ares has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Ares' portfolio managers' management of the High Yield Bond Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that Ares or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the High Yield Bond Fund. Notwithstanding this theoretical conflict of interest, it is Ares' policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Ares has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Ares' portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the High Yield Bond Fund, such securities might not be suitable for the High Yield Bond Fund given its investment objectives and related restrictions.

There are no other changes to the sub-advisers of the High Yield Bond Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-442 (3/07)